USAA ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION
October 13, 2017
Supplement dated November 1, 2017
	Ticker	Stock Exchange
USAA Core Intermediate-Term Bond ETF	UITB	NYSE Arca, Inc.
USAA Core Short-Term Bond ETF	USTB	NYSE Arca, Inc.
USAA MSCI USA Value Momentum Blend Index ETF	ULVM	NYSE Arca, Inc.
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	USVM	NYSE Arca, Inc.
USAA MSCI International Value Momentum Blend Index ETF	UIVM	NYSE Arca, Inc.
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	UEVM	NYSE Arca, Inc.
This Supplement updates certain information contained in the above-referenced Statement of Additional Information (SAI).
All references in the SAI to Mr. Daniel Mavico hereby are removed. The following disclosure hereby is added under the “Interested Officers” table:
Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer	Other Directorships Held
Interested Officers
John K. Hadfield (September 1974)	Secretary	October 2017	Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.	57	None
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